EXHIBIT 23.1

                          INDEPENDENT AUDITORS CONSENT


We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 17, 1999, included in Itron, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.

                                                   /s/ Deloitte & Touche LLP

Seattle, Washington
June 28, 1999